Exhibit  10.20

                         TECHNICAL ASSISTANCE AGREEMENT


                                     BETWEEN


                      OPTIMUM PETROLEUM DEVELOPMENT LIMITED


                                       AND


                            AGBARA RESOURCES LIMITED



                      NIGERIAN OIL PROSPECTING LICENCE 310









                                   Ince & Co.
                                  Knollys House
                                11 Byward Street
                                 London EC3R 5EN

                               Tel: 0171 623 2011
                               Fax: 0171 623 3225
                            Ref: OW/JL/KAG/79/60/440

THIS TECHNICAL ASSISTANCE AGREEMENT is made effective as of the effective date of the Joint Venture Agreement, and between:


(1) OPTIMUM PETROLEUM DEVELOPMENT LIMITED, of 18E, Gerrard Road Ikoyi, Nigeria (hereinafter referred to as the "Owner/Operator"); and

(2) AGBARA RESOURCES LIMITED, of 7th Floor, Folawiyo Plaza, 38 Warehouse Road, Apapa, Lagos, Nigeria, (hereinafter referred to as "Technical Partner")



WHEREAS:


(a) The Owner/Operator and the Technical Partner are parties to a Joint Venture Agreement ("JVA") in respect of Concession Block 310 and associated Oil Prospecting Licence 310 ("OPL 310") together with any renewal or extension OPL for Concession Block 310 and/or Oil Mining Lease 310 ("OML 310") as appropriate;

(b) In accordance with the terms of the JVA, the parties have agreed to enter into a Development Phase Joint Operating Agreement ("JOA") within 120 days of the date of the JVA to be prepared by the Technical Partner for the purpose of governing present and future Joint Operations on Concession Block 310;

(c) The Owner/Operator requires certain administrative and technical assistance in performing its duties and responsibilities as Owner/Operator pursuant to the JOA;

(d) The Technical Partner has qualified administrative, technical and professional personnel necessary to assist Owner/Operator in performing its duties and responsibilities as Owner/Operator under the JOA to be entered into and has agreed to do so in accordance with the provisions of this Agreement, the JVA and the JOA;

(e) The Owner/Operator expressly acknowledges and accepts that the Technical Partner may wish to out source and/or subcontract any or all aspects of Joint Operations to Abacan Technical Services Limited or any other affiliated company whilst continuing to act as Technical Partner.

NOW THEREFORE in consideration of the premises and mutual covenants contained herein, the Parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 Except as otherwise defined herein, the terms used herein shall have the same meaning as set forth in the JVA.


1.2 The following words and expressions shall have the meanings respectively set opposite to them:

"JOINT VENTURE AGREEMENT" OR "JVA" means the Joint Venture Agreement between the Owner/Operator and the Technical Partner in respect of Concession Block 310.

"JOINT OPERATING AGREEMENT" OR "JOA" means the Development Phase Joint Operating Agreement, the Exploration and Production Phase Joint Operating Agreement and/or the Decommissioning Phase Joint Operating Agreement, as the case may be to be entered into between the Parties during the term of OPL 310 and/or OML 310 as appropriate including any renewal or extension thereof, in compliance with provisions of Article X of the JVA and which agreement shall govern all present and future Joint Operations performed on Concession Block 310.

"PARTIES"  means  the  Owner/Operator  and  the  Technical  Partner.

"TECHNICAL ASSISTANCE AGREEMENT" OR "AGREEMENT" means this Technical Assistance Agreement which is attached as a schedule to the Joint Venture Agreement.


1.3 Wherever any provision of any schedule to this Agreement conflicts with any provision in the body of this Agreement, the provisions of the body of this Agreement shall prevail. Reference herein to a schedule shall mean a reference to a schedule to this Agreement. References in any schedule to the JVA shall mean a reference to that Agreement.

1.4     Time  shall  be  of  the  essence  hereof.

1.5 The division of this Agreement into headings, sections, subsections, clauses, subclauses, and paragraphs and the provision of headings herein is for convenience of reference only and shall not affect the interpretation of this Agreement.

1.6 In this Agreement, where the context requires, the singular shall include the plural and the plural shall include the singular.

1.7 All references to currency, unless otherwise specified, are to lawful money of the United States of America.

                                   ARTICLE II
                        TECHNICAL PARTNER AND ASSISTANCE

2.1     Designation
        -----------

In accordance with the terms contained in the JVA and the terms of the JOA to be entered into, the Parties jointly designate the Technical Partner as a technical advisor and project manager for purposes of procuring, contracting, conducting and/or co-ordinating Joint Operations to be performed on Concession Block 310 either by the Technical Partner or a third party appointed by the Technical Partner.

2.2     Duties  and  Responsibilities
        -----------------------------

In accordance with the JVA, the JOA to be entered into and this Agreement, the Technical Partner shall provide assistance to the Owner/Operator in performing its responsibilities as Owner/Operator for Concession Block OPL 310 and, in so doing, shall assist the Owner/Operator to establish itself as a competent operator of international petroleum operations. Pursuant to the terms of the JOA and this Agreement, the Technical Partner shall (without limitation) perform the following specific duties:

     (i) Perform Joint Operations in accordance with the provisions of OPL 310 (including any renewal or extension thereof) and/or OML 310 as appropriate, the JVA, the JOA to be entered into, this Agreement and the instructions of the Operating Committee;

     (ii) Conduct all Joint Operations in a diligent, safe and efficient manner in accordance with good and prudent oil field practice and conservation principles generally followed by the international petroleum industry under similar circumstances;

     (iii)Prepare and provide the Owner/Operator and Operating Committee with all reports, data, surveys and information required to be provided by the Owner/Operator under the JOA;

     (iv) Prepare and submit to the Operating Committee the proposed Work Programs, budgets and AFE's as provided in the JOA;

     (v) Prepare and submit to the Owner/Operator and Operating Committee a report and budget in respect of Decommissioning Operations as provided for in Article VIII in the JVA and the JOA to be entered into.

     (vi) Permit the representatives of any of the Parties to have at all reasonable times and at their own risk and expense reasonable access to the Joint Operations with the right to observe all such Joint Operations and to inspect all Joint Property and to conduct financial audits of the Joint Account and otherwise as provided in the Accounting Procedure which forms part of the JOA;

     (vii)Promptly pay and discharge all liabilities and expenses incurred in connection with Joint Operations and use its reasonable efforts to keep and maintain the Joint Property free from any and all liens, charges equities and/or encumbrances arising out of Joint Operations;

     (viii) When required pay to the Government from the Joint Account, within the periods and in the manner prescribed by OPL 310 and/or OML 310 as appropriate and all applicable laws and regulations, all periodic payments, royalties, taxes, fees and other payments pertaining to Joint Operations, but excluding any taxes measured by the incomes of the Parties;

     (ix) Assist Owner/Operator in carrying out the obligations of operator pursuant to OPL 310 and/or OML 310 as appropriate including, but not limited to, preparing and furnishing such reports, records and information as may be required pursuant to the Contract on behalf of and in the name of the Owner/Operator;

     (x) Take all necessary and proper measures for the protection of life, health, the environment and property in the case of an emergency; provided, however, that Technical Partner shall immediately notify the Owner/Operator and the Operating Committee of the details of such emergency and measures to combat same;

     (xi) Provide Owner/Operator with assistance and guidance in the development and execution of training plans and programs in order to develop competent Nigerian personnel; and

     (xii)Take such further actions as are essential or expedient in order to perform the above mentioned specific duties or any duties ancillary thereto.


2.3     Duties  and  Responsibilities  of  the  Owner/Operator
        ------------------------------------------------------

2.3.1 Pursuant to the terms of the JVA, the JOA to be entered into and this Agreement, the Owner/Operator shall perform the following specific duties:

     (i) Acquire all permits, consents, approvals, surface or other rights that may be required for or in connection with the conduct of Joint Operations in a timely fashion from the Government;

     (ii) Maintain OPL 310 and/or OML 310 as appropriate in full force and effect throughout the duration of this Agreement, the JOA to be entered into and the JVA;

     (iii)Make application to the Ministry upon execution of the JVA for such renewal or extension of OPL 310 as is necessary to enable the performance of the Minimum Work Programme within two years of the date of the JVA. The Owner/Operator acknowledges that the obtaining of an renewal or extension of OPL 310 is a strict condition of the JVA in favour of the Technical Partner and that the Technical Partner shall not be required to initiate work on OPL 310, provide services in accordance with this Agreement or make any additional payments to the Owner/Operator in terms of the JVA until it is satisfied that the Owner/Operator has obtained and will obtain an renewal or extension of OPL 310, or to the satisfaction of the Technical Partner in its sole discretion.

     (iv) Comply with Article IX of the JVA concerning restrictions on share transfer in order to maintain OPL 310 and/or OML 310 as appropriate in good standing with the Ministry at all times, throughout the duration of this Agreement, the JOA to be entered into and the JVA.

     (v) Have in accordance with the decisions of the Operating Committee, the right and obligation to represent the Parties, in all dealings with the Government with respect to matters arising under OPL 310 and/or OML 310 as appropriate and Joint Operations. The Owner/Operator shall notify the Technical Partner as soon as possible of such meetings. The Technical Partner shall have the right to attend such meetings but only in the capacity of observer. Nothing contained in this Agreement shall restrict any Party from holding discussions with the Government with respect to any issue peculiar to its particular business interests arising under this Agreement, but in such event such Party shall promptly advise the other Party before such discussions, provided that such Party shall not be required to divulge to the Party any matters discussed to the extent the same involve proprietary information on matters not affecting the Parties.

2.3.2 The Owner/Operator expressly acknowledges to the Technical Partner that it shall continuously maintain OPL 310 and/or OML 310 as appropriate, in good standing with the Government without interruption, and shall upon request by the Technical Partner provide the Technical Partner with satisfactory evidence of compliance with the provisions contained herein. The Technical Partner shall be entitled to receive notice of and attend at any and all meetings effecting OPL 310 and any renewals or extensions thereof and OML 310 as applicable, between the Owner/Operator and the Ministry.

2.4     Working  Relationship
        ---------------------

     (i) In the conduct of the Joint Operations contemplated in the JOA to be entered into, the Technical Partner and Owner/Operator shall fully consult with each other on a regular basis, in a harmonious manner and as frequently as may be required, for the purpose of reviewing and scheduling the activities being carried out under this Agreement;

     (ii) The Technical Partner shall fulfil its responsibilities and perform the duties described herein under the general direction of the Owner/Operator and the Operating Committee; and

     (iii)The Technical Partner shall be at liberty to appoint a project manager (including any subsidiary of Abacan Resource Corporation) to assist it in the performance its responsibilities herein and pursuant to the JOA to be entered into, provided that the Technical Partner shall obtain the written consent of the Operator prior to making such appointment such consent not to be unreasonably withheld to be entered into.

2.5     Training
        --------

In providing training assistance, the Technical Partner shall, in accordance with training plans and programs approved by the Operating Committee, do all that can be reasonably required to result in each Nigerian employee of the Owner/Operator reaching the highest possible level of qualification. Without limiting the generality of the foregoing, it is contemplated that the Technical Partner shall assist Owner/Operator in the development of training programs, both for separate individuals and groups of trainees.

2.6     Indemnification  of  Technical  Partner
        ---------------------------------------

The Owner/Operator agrees with the Technical Partner that to the extent that the Technical Partner performs the duties of Owner/Operator as defined in the JOA, the Technical Partner shall be fully indemnified in accordance with the indemnities of Owner/Operator contained in the JOA.


                                   ARTICLE III
                      ESTABLISHMENT OF PRESENCE IN NIGERIA

3.1     Offices  and  Employment
        ------------------------

Owner/Operator acknowledges and recognizes that the services to be provided by the Technical Partner will require the Technical Partner to establish separate offices of its own in Nigeria. The number of employees required to perform such services will be at the sole discretion of the Technical Partner which the Technical Partner warrants will be no more than the number of employees which may be reasonably required to perform its duties, and responsibilities and services.

3.2     Personnel
        ---------

Any of the Technical Partner's or its affiliates' personnel performing services under this Agreement shall remain at all times the employees of Technical
Partner or its affiliates and shall not, for any purposes, be regarded as employees of Owner/Operator. The Technical Partner or its affiliates shall remain solely responsible for the payment of their salaries and benefits, the costs of which will however constitute Petroleum Costs under the JVA. The Technical Partner may, at any time, transfer and replace any of its personnel without the prior consent of the Owner/Operator.


                                   ARTICLE IV
                                   ASSIGNMENTS

4.1     Limitation  of  Assignments
        ---------------------------

The Parties may assign this Agreement to any of their parents, affiliates or subsidiaries, and may subcontract any of the services to be provided hereunder to a parent, affiliate, subsidiary or third party, provided however that the consent of the other party is sought and obtained prior to any such assignment and which consent shall not be unreasonably withheld.

4.2     Assignment
        ----------

The Technical Partner shall be entitled without further consent to assign its obligations and duties as outlined in this Agreement and the Joint Venture Agreement to Abacan Technical Services Limited and/or its affiliated companies in Nigeria.


                                    ARTICLE V
                                      TERM

5.1     Term
        ----

Unless otherwise mutually agreed by the Parties in writing, this Agreement shall commence as at the date hereof and remain in full force and effect for a term of ten (10) years from the commencement of production from any petroleum fields produced on Concession Block 310.


                                   ARTICLE VI
                               DISPUTE RESOLUTION

6.1     Dispute  Resolution
        -------------------

This Agreement shall be governed by, construed, interpreted and applied in accordance with the laws of England and Wales.

6.2 For the benefit of each Party, each Party agrees and hereby submits themselves to the exclusive jurisdiction of the High Court of Justice in England for resolution of all disputes arising out of or relating to this Agreement between them, without recourse to arbitration, and accordingly submits to the exclusive jurisdiction of the English courts.


     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in duplicate by their authorized representatives effective as to the day and year first above written.


          OPTIMUM  PETROLEUM  DEVELOPMENT  LIMITED

          PER:     /S/  ALHAJI  UBRAHIM  BUNU
                   --------------------------

          TITLE:   CHAIRMAN
                   --------


          AGBARA  RESOURCES  LIMITED

          PER:     /S/  WADE  CHERWAYKO
                   --------------------


          TITLE:   PRESIDENT
                   ---------

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